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EXHIBIT 99.1

October 10, 2005




Contact:
Steven A. Flagg
President & CEO
PURCHASESOFT, INC.
(949) 263-0910


FOR IMMEDIATE RELEASE:

            PURCHASESOFT TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT


Irvine, CA., October 10, 2005 - PurchaseSoft, Inc. (OTC: Pink Sheets PURC.PK), Purchasesoft, today announced that it plans to effect a one-for-five reverse stock split in accordance with the approval of the Company's Board of Directors. The Company's common stock is expected to begin trading on a post-split basis around December 1, 2005.

As a result of the reverse stock split, every five shares of the Company's common stock will be combined into one share of common stock. The reverse stock split affects all the Company's common stock, stock options and warrants outstanding immediately prior to the effective date of the reverse stock split.

The split will reduce the number of the Company's outstanding shares of common stock from approximately100 million to approximately 20 million.


ABOUT PURCHASESOFT

PurchaseSoft's operating subsidiary, Computer Information Enterprises, is a software company that develops and markets IMAGELINK, a secure, document management and imaging system. IMAGELINK is tightly-integrated into Microsoft's Solomon and Great Plains accounting and ERP software programs. CIE also introduced a version of IMAGELINK for Sage's MAS90/200 accounting software suite. PurchaseSoft continues to search for strategic acquisitions that will enhance Computer Information Enterprises presence in the Microsoft SME marketplace.

SAFE HARBOR

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements maybe identified by reference to a future period (s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate," or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors. These factors include but are not limited to, the demand for our products; competitive factors in the businesses in which we compete; continued usage and acceptance of the accounting ERP platforms on which our products operate; adverse changes in the securities markets and the availability of and costs associated with sources of liquidity. The Company does not undertake, and specifically disclaims any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                                                           FOR IMMEDIATE RELEASE

            PURCHASESOFT TO EFFECT A ONE-FOR-FIVE REVERSE STOCK SPLIT


CORRECTING AND REPLACING: Irvine, CA., October 10, 2005 - PurchaseSoft, Inc. (OTC: Pink Sheets PURC.PK), today announced that it plans to effect a one-for-five reverse stock split in accordance with the approval of the Company's Board of Directors.

As a result of the reverse stock split, every five shares of the Company's common stock will be combined into one share of common stock. The expected completion date of the reverse stock split will be November 15, 2005. The reverse stock split affects all the Company's common stock, stock options and warrants outstanding immediately prior to the effective date of the reverse stock split.

The split will reduce the number of the Company's outstanding shares of common stock from approximately 100 million to approximately 20 million.


ABOUT PURCHASESOFT

PurchaseSoft's operating subsidiary, Computer Information Enterprises, is a software company that develops and markets IMAGELINK, a secure, document management and imaging system. IMAGELINK is tightly-integrated into Microsoft's Solomon and Great Plains accounting and ERP software programs. CIE also introduced a version of IMAGELINK for Sage's MAS90/200 accounting software suite. PurchaseSoft continues to search for strategic acquisitions that will enhance Computer Information Enterprises presence in the Microsoft SME marketplace.

SAFE HARBOR

Certain statements contained herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements maybe identified by reference to a future period (s) or by the use of forward-looking terminology, such as "may," "will," "intend," "should," "expect," "anticipate," "estimate," or "continue" or the negatives thereof or other comparable terminology. The Company's actual results could differ materially from those anticipated in such forward-looking statements due to a variety of factors. These factors include but are not limited to, the demand for our products; competitive factors in the businesses in which we compete; continued usage and acceptance of the accounting ERP platforms on which our products operate; adverse changes in the securities markets and the availability of and costs associated with sources of liquidity. The Company does not undertake, and specifically disclaims any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:
Steven A. Flagg
President & CEO
PurchaseSoft, Inc.
(949) 263-0910